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                                                                   EXHIBIT 10.15





                                                      BIODELIVERY SCIENCES, INC.










               Wilmington, North Carolina - Tel. 910.509.4700 - Fax 910.509.4713
                  Raleigh, North Carolina - Tel. 919.465.6000 - Fax 919.469.4510
             Coppermill Lock, Harefield, Middlesex UK - Tel. 011.44.1895.829.202
                                           Paris, France - Tel. 011.331.48016868
                                          Madrid, Spain - Tel. 011.34.91.7351383
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                           BIODELIVERY SCIENCES INC.



Date:          23 April 2001

Revised:       9 May 2001

Submitted to:  Chris Chapman, MD
               President
               Chapman Pharmaceuticals
               800 Falls Lake Drive
               Mitchellville, MD 20721
               Telephone:     (301)324-1840
               Fax:           (301)324-1615

By:            W. James Alexander, MD, MPH
               Chief Medical and Regulatory Officer
               PharmaResearch Corporation
               4000 Aerial Center Parkway
               Morrisville, NC 27560
               Telephone:     (919)465-6006
               Fax:           (919)469-4547




BIODELIVERY SCIENCES, INC.                                         PAGE 1 OF 10
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THIS PROPOSAL/BUDGET HAS BEEN REVIEWED AND APPROVED BY:



For PharmaResearch Corporation:


/s/ W. JAMES ALEXANDER                                 9 May 2001
---------------------------------------------          ------------------------
W. James Alexander MD, MPH                             Date
Chief Medical and Regulatory Officer


For BioDelivery Sciences:


         /s/ CHRIS CHAPMAN, MD                         10 May 2001
---------------------------------------------          ------------------------
BioDelivery Sciences Signatory (Name & Title)               Date

     Director Clinical and
     Regulatory Affairs
     Director New Business
     Development-Pharmaceuticals

                 [SIG]
---------------------------------------------

BioDelivery Sciences International Inc.
Executive Vice President R&D





BIODELIVERY SCIENCES, INC.                                          PAGE 2 OF 10
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TABLE OF CONTENTS

I.   INTRODUCTION..........................................................4
II.  DESCRIPTION OF SERVICES...............................................4
     A.   Regulatory Services to be Performed by PharmaResearch............4
     B.   Meetings.........................................................5
     C.   Study Specifies..................................................6
III. KEY PERSONNEL.........................................................7
IV.  BUDGET................................................................9
V.   EXHIBIT A: CURRICULA VITAE...........................................10







BIODELIVERY SCIENCES, INC.                                          PAGE 3 OF 10
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I.      INTRODUCTION

        PharmaResearch respectfully submits this proposal for regulatory consulting, IND compilation, and medical writing services in support of the Amphotericin B Cochleates (CAMB) IND. We have included a description of the services we anticipate providing in support of this IND.

II.     DESCRIPTION OF SERVICES

A.      REGULATORY SERVICES TO BE PERFORMED BY PHARMARESEARCH

        1.      MEDICAL WRITING

                - PharmaResearch medical writing staff will prepare, review and edit/modify as necessary:

                    -    Investigator Brochure
                         PharmaResearch will write the investigator's brochure
                         (IB). Unless BioDelivery requests otherwise, the report will be in a format consistent with current International Conference on Harmonisation (ICH) guidelines, and it will follow PharmaResearch's SOP for clinical documents (as such, it will be prepared using MS Word 97). The medical writing coordinator will head all writing responsibilities for completion of the IB. The medical writing coordinator will interface as needed with appropriate individuals at BioDelivery during the writing and review process. The medical writing coordinator will deliver one hard copy each of the First Draft (for in-depth critique), the Final Draft (for review of corrections), and the complete Sign-off version of the IB with signature page.

                         Any additional rounds of review and comment or any modification to the estimated timeline may result in a corresponding change in the project budget.

                    -    Protocol
                         PharmaResearch will write the protocol for the study to be filed with the IND. Unless BioDelivery requests otherwise, the protocol will be in a format consistent with current International Conference on Harmonisation
                         (ICH) guidelines, and it will follow PharmaResearch's SOP for protocols (as such, it will be prepared using MS Word 97). The medical writing coordinator will head all writing responsibilities for completion of the protocol. The medical writing coordinator will interface as needed with individuals from the PharmaResearch clinical team, with data management and biostatistics, and with appropriate individuals at BioDelivery during protocol writing and review. The medical writing coordinator will deliver one hard copy each of the First Draft (for in-depth critique), the Final Draft (for review of corrections), and the complete Sign-off version of the protocol with signature page.

                         Any additional rounds of review and comment or any modification to the estimated timeline may result in a corresponding change in the project budget.

BIODELIVERY SCIENCES, INC.                                          PAGE 4 OF 10
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                    -   General Development Plan
                        We have included costs for Dr. John Adams to review and revise the development plan as necessary prior to the submission of the IND.

        2.      TOXICOLOGY REVIEW AND WRITING OF SECTIONAL SUMMARY

                - A toxicology expert will review the toxicology documentation and prepare the Toxicology sectional summary to be included in the CAMB IND.

        3.      PREPARE THE IND

                - PharmaResearch regulatory operations staff will prepare all required documents for compilation and submission of the IND in the prescribed format required by the FDA, and will provide adequate copies for the FDA, BioDelivery, and the PharmaResearch official IND file.
                - PharmaResearch will photocopy, assemble, and submit the original CAMB IND on behalf of BioDelivery. Quality assurance checks will be performed on all associated copies. Costs for binders, paper, dividers, etc. are included in this proposal.
                - The CAMB IND will be submitted in 4th quarter 2001 and will consist of approximately 10-11 volumes.

B.      MEETINGS

        1.      MEETING WITH BIODELIVERY

                - PharmaResearch has included time in the budget for the chief medical/regulatory officer, scientific advisor, and regulatory operations staff members to participate in teleconference project meetings with BioDelivery on an every other month basis.


BIODELIVERY SCIENCES, INC.                                          PAGE 5 OF 10
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C.      STUDY SPECIFICS

===========================================================================
TASK/ITEM                                               ASSUMPTION
---------------------------------------------------------------------------
Indication                                              Fungal infection
Total Duration for Regulatory Activities                7 months
IND Submission Date                                     Q4 2001
SOPs to be Used                                         PharmaResearch
===========================================================================


BIODELIVERY SCIENCES, INC.                                          PAGE 6 OF 10
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III. KEY PERSONNEL

W. JAMES ALEXANDER, M.D., M.P.H., Chief Medical and Regulatory Officer. Dr. Alexander joined PharmaResearch in July 1998 and also serves as Chairman of the Board and as a director of Pharma Clinical Research, the European subsidiary of PharmaResearch. He received his MD degree from the University of Mississippi and is board certified in Internal Medicine and Infectious Diseases. He received his Master of Public Health degree in 1987 and was Medical Officer and Epidemiologist for Jefferson County, Alabama, where he collaborated with the Centers for Disease Control and Prevention on multiple projects. Prior to joining the pharmaceutical industry in 1987, he was a clinical investigator for the NIH, Schering Plough, Burroughs Wellcome, and Carter-Wallace. Before joining PharmaResearch in 1998, Dr. Alexander held clinical development positions with Beecham Laboratories, SmithKline Beecham, Glaxo, Inc. and Glaxo Wellcome. He authored or contributed to the NDAs and/or sNDA submissions for Timentin, Ventolin, Volmax, Serevent, Lamictal, Imitrex Tablets and Nasal Spray, Amerge, and Zyban. He led the preparation of the initial IND filings for lamivudine for hepatitis B, inhaled salmeterol dry powder for asthma, and famciclovir and penciclovir for herpes virus infections. Prior to joining PharmaResearch, Dr. Alexander was Vice President and Worldwide Director of Product Safety and Pharmacovigilance for Glaxo Wellcome, a position he assumed in 1996.

CARMEN P. CASTANEDA, M.D., M. Med. Sc., Associate Medical Director / Medical Writing Coordinator. Dr. Castaneda received her MD degree in 1975 from the University of the Philippines where she completed an internship and residency in Family Medicine. She completed a Fellowship in Pharmacology in Manila and received her Masters degree in Clinical Epidemiology from the University of Newcastle (Aust.). Dr. Castaneda was Medical Director for Upjohn in the Philippines from 1989 to 1993. Prior to joining PharmaResearch in 1999, she was Associate Medical Director for 4 years at ClinTrials Research in RTP. She was project medical monitor for protocols evaluating therapies for asthma, chronic renal failure, HIV, allergic rhinitis, osteoarthritis and hypertension. At PharmaResearch, Dr. Castaneda serves as the full-time Medical Safety Officer in addition to performing medical monitoring duties across a range of current projects and coordinating medical writing activities.

JOHN ADAMS, Pharm.D., Scientific Advisor, Virology/Oncology/Infectious
Diseases. Dr. Adams relocated to the Research Triangle Park area from New York State where he was a Research Assistant Professor at the University of Buffalo and a Research Associate at the Laboratory for Antiviral Research in Buffalo. His clinical and pharmaceutical care experience involved designing and monitoring antiretroviral therapy regimens and developing strategies for improved adherence with these complicated regimens. Dr. Adams' teaching experience included lecturing to and precepting graduate and undergraduate pharmacy students in infectious diseases, immunology, rheumatology, hematology, oncology, and pharmacokinetics. His work won him the Rho Chi Teacher of the Year Award for 1997 at the University of Buffalo School of Pharmacy. His most recent research in pharmacokinetics focused on a protease inhibitor's effects in women during different phases of the menstrual cycle. His scientific contributions were recognized in 1996 by the American College of Clinical Pharmacy when he was awarded the Centeon Immunology Fellowship. He was also the recipient of the Society of Infectious Diseases Pharmacists/Pfizer Research Award.

RACHELLE FONG, M.S., Associate Director, Regulatory Operations and QA/Compliance. Ms. Fong manages the Regulatory Operations group for PharmaResearch Corporation which includes all facets of regulatory submissions, document control, standard operating procedures, QA/Compliance, regulatory training and general regulatory consulting. Ms. Fong has over ten years of industry experience which includes IND, 510(k), PMA and NDA experience. She has managed several INDs and supervised the submission of three NDAs. Ms Fong has over seven years of direct regulatory experience, first in the area of contraceptive drug products for an international non-profit organization and then as a member of


BIODELIVERY SCIENCES, INC.                                          PAGE 7 OF 10
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the regulatory affairs department of a major contract research organization. Ms.
Fong also worked for over three years as a microbiologist in research and development for a medical device company.

CARMEN WANTOWSKI, Senior Regulatory Specialist. Ms. Wantowski brings over 18 years of experience in communications, information management, and regulatory affairs. Her experience includes over 6 years in the pharmaceutical industry and with contract research organizations. Prior to joining PharmaResearch Corporation, her work included IND preparation and submission and project management of over 210 annual reports a year. Her work at PharmaResearch includes the submission and tracking of all U.S. and Non-U.S. regulatory dossiers and electronic regulatory information management

SHELLEY V. CHING, D.V.M., Ph.D., DACVP Dr. Ching received her D.V.M. from the University of Georgia and her Ph.D. in Pathology from Colorado State University. Dr. Ching has executive management experience in Preclinical Development and Drug Safety Assessment for pharmaceutical and biotechnology products from Glaxo Wellcome, Inc. As a toxicologist and pathologist at Merck Research and Burroughs Wellcome, Dr. Ching has managed, conducted and evaluated toxicology studies and prepared and reviewed regulatory submissions. Dr. Ching currently serves as a toxicologic pathologist on expert peer reviews for several companies and for the National Toxicology Program.






BIODELIVERY SCIENCES, INC.                                          PAGE 8 OF 10
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IV.  BUDGET

If there is a change in the scope of this project, this will result in a change in PharmaResearch's proposed budget.

   All pass through expenses are best estimates of such costs and subject to adjustment based on actual expenses incurred. These expenses will be invoiced monthly and will incur a 6% administrative fee. Appropriate supporting documentation will be included with each monthly invoice.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         ESTIMATED PASS
TASK GROUP              TASK ITEM                                                  MANAGEMENT FEES              THROUGH
                                                                                                               EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                        Investigator Brochure                                           18,530.00                 --
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                        Protocol Writing                                                18,530.00                 --
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                        General Development Plan Review and Edit                         2,800.00                 --
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MEDICAL WRITING SUBTOTAL                                                                39,860.00                 --
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                        Toxicology Review and Writing of Sectional Summary               9,000.00                 --
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TOXICOLOGY SUBTOTAL                                                                      9,000.00                 --
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                        Prepare the IND                                                 12,550.00                 --
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                        Supplies/Shipping                                                    --               1,000.00
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REGULATORY AFFAIRS SUBTOTAL                                                             12,550.00             1,000.00
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                        Meetings with BioDelivery                                        5,190.00                 --
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PROJECT TEAM MEETINGS SUBTOTAL                                                           5,190.00                 --
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SUBTOTALS                                                                               66,600.00             1,000.00
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6% ADMINISTRATIVE FEE ON PASS THROUGH EXPENSES                                                                   60.00
-----------------------------------------------------------------------------------------------------------------------
PROJECT GRAND SUBTOTAL                                                                                       67,660.00
-----------------------------------------------------------------------------------------------------------------------


BIODELIVERY SCIENCES, INC.                                          PAGE 9 OF 10
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V.      EXHIBIT A: CURRICULA VITAE



BIODELIVERY SCIENCES, INC.                                         PAGE 10 OF 10